UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2017

Rent-A-Center, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38047	45-0491516
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(972) 801-1100

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Rent-A-Center, Inc. (the “Company”) was held on June 8, 2017. At the meeting, the Company’s stockholders voted on four matters: (1) election of three Class II Directors, (2) ratification of the Audit Committee’s appointment of KPMG LLP, registered independent accountants, as the Company’s independent auditors for the fiscal year ended December 31, 2017, (3) the approval, on a non-binding basis, of an advisory resolution on executive compensation, and (4) the frequency of future advisory votes on executive compensation. The final voting results for each proposal are set forth below.

Proposal One: A proposal to elect three Class II Directors. The vote was as follows:

Board of Director Nominees:	Votes For	Votes Withheld	Broker Non-Votes

Mark E. Speese	13,113,306	220,127	61,355
Jeffery M. Jackson	11,093,342	1,694,884	61,355
Leonard H. Roberts	11,074,389	1,713,837	61,355

Engaged Capital Nominees:	Votes For	Votes Withheld	Broker Non-Votes

Jeffrey J. Brown	23,111,250	3,787,993	61,355
Mitchell E. Fadel	24,670,389	2,774,061	61,355
Christopher B. Hetrick	25,428,123	2,016,327	61,355

Based on the final results, the following individuals were elected to a three-year term as Class II Directors: Jeffrey J. Brown, Mitchell E. Fadel and Christopher B. Hetrick.

The following directors’ terms of office continued after the Annual Meeting of Stockholders:

Michael J. Gade

Rishi Garg

J.V. Lentell

Steven L. Pepper

Proposal Two: The selection of KPMG LLP, registered independent accountants, as the Company’s independent auditors for the fiscal year ended December 31, 2017, was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

39,239,265	577,450	477,316	0

Proposal Three: The approval, on a non-binding basis, of the advisory resolution on executive compensation:

Votes For	Votes Against/Abstentions	Abstentions	Broker Non-Votes

37,970,549	1,723,149	538,978	61,355

Proposal Four: The frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

38,639,687	193,972	646,372	752,645	61,355

The Company intends to conduct future advisory votes on executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: June 14, 2017	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary

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